SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2004

PILGRIM’S PRIDE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 South Texas Street Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (903) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 7, 2004, Pilgrim’s Pride Corporation (the “Company”) entered into an underwriting agreement with ConAgra Foods, Inc. and the underwriters named therein. Pursuant to the terms of this underwriting agreement, ConAgra Foods, Inc. agreed to sell to the underwriters an aggregate of 10,000,000 shares of the Company’s common stock for offering to the public. This public offering and sale of these shares of the Company’s common stock have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (Registration No. 333-117472) (the “Registration Statement”). A copy of this underwriting agreement is filed as Exhibit 1.1 hereto and is herein incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit to the Registration Statement is filed as part of this report

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of December 7, 2004, by and among Pilgrim’s Pride Corporation, ConAgra Foods, Inc. and the underwriters named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: December 7, 2004	By:	/s/ Richard A. Cogdill
Richard A. Cogdill
Executive Vice President, Chief Financial Officer,
Secretary and Treasurer

Exhibit Index

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of December 7, 2004, by and among Pilgrim’s Pride Corporation, ConAgra Foods, Inc. and the underwriters named therein.